SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report October 18, 2001
                                         ----------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


         1-3950                                            38-0549190
         -------                                           ----------
   (Commission File Number)                    (IRS Employer Identification No.)


 One American Road, Dearborn,  Michigan                       48126
 --------------------------------------                       -----
(Address of principal executive offices)                    (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------



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                                      -2-

Item 5.  Other Events.
---------------------

         An Agreement between Ford Motor Company and Ford Motor Credit Company dated as of October 18, 2001 that documents certain policies governing transactions between them, filed as Exhibit 10 to this report, is incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------


                                    EXHIBITS
                                    --------

Designation            Description                       Method of Filing
-----------            -----------                       ----------------

Exhibit 10             Agreement between                 Filed with this Report
                       Ford Motor Company and
                       Ford Motor Credit Company
                       dated as of October 18, 2001

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                               FORD MOTOR COMPANY
                                               --------------------------------
                                               (Registrant)


Date:  October 18, 2001                        By: /s/Kathryn S. Lamping
                                               --------------------------------
                                                      Kathryn S. Lamping
                                                      Assistant Secretary


                                  EXHIBIT INDEX
                                  -------------


Designation              Description
-----------              -----------

Exhibit 10               Agreement between Ford Motor Company and
                         Ford Motor Credit Company dated as of October 18, 2001